Exhibit 99.3

Supplemental Operating Performance and Manufacturing Ramp Information
November 3, 2011

Please Note:
All data in millions of dollars except earnings per share and as noted
Guidance is as of November 3, 2011 and the company assumes no responsibility to update guidance in the future.
Non-GAAP to GAAP reconcilliations for each quarterly period is available in each respective quarters' earnings release and investor presentation issued concurrently which can be found by clicking the links provided below the posting of this document

GAAP (in millions $ except EPS)						Guidance ** (in millions $ except EPS)
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	GAAP		Q4 2011	2011
Revenue	$705.4	$592.3	$451.4	$937.1	$550.6	Revenue		$575-$625	$2,300-$2,350
Gross Margin	10.8%	3.3%	19.6%	25.4%	20.4%	Gross Margin		7%-9%	9%-11%
Operating Income (loss)	$(363.3)	$(100.1)	$(1.3)	$135.4	$8.2
EPS (diluted)	$(3.77)	$(1.51)	$(0.02)	$1.44	$0.21	EPS (diluted)		$(0.60)-($0.35)	$(5.90)-($5.65)
Tax rate	3.1%	18.2%	63.1%	2.5%	21.0%
Share Count (m)	98.3	97.7	96.4	106.4	105.6

Non-GAAP (in millions $ except EPS)						Non-GAAP
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010
Revenue	$705.4	$592.3	$451.4	$937.1	$553.8	Revenue		$675-$725	$2,400-$2,450
Gross Margin	11.4%	12.5%	20.3%	26.6%	22.3%	Gross Margin		10%-12%	12%-14%
Operating Income (loss)	$6.6	$(4.1)	$21.2	$169.0	$45.2
EPS (diluted)	$0.16	$(0.19)	$0.15	$1.36	$0.26	EPS (diluted)		$(0.15)-$0.10	$(0.05)-$0.20
Tax rate	25.6%	20.6%	14.4%	12.2%	15.4%
Share Count (m)	99.6	97.7	98.6	106.4	105.6

Business Units (Non-GAAP, in millions $)*
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	MW Recognized		250-275	800-825
Revenue
UPP	$324.5	$302.4	$245.9	$664.2	$261.0
R&C	$380.9	$289.8	$205.5	$272.9	$292.8
GM
UPP	12.6%	8.5%	18.0%	27.7%	20.0%
R&C	10.3%	16.7%	23.1%	23.8%	24.3%
Capex	$17.4	$23.4	$44.8	$14.5	$4.3
(All financial data reflects restated financial results)
(*Business Units information reflects change in segmentation initiated in Q2 2010)

Geographies (% of revenue)						Fab Manufacturing Ramp (Capacity MW dc)
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010		Fabs 1 & 2	Fab 3***	Total
NA	52%	63%	45%	24%	32%	2010	590	5	595
EU	41%	30%	43%	74%	61%	2011	650	350	1000
ROW	7%	7%	12%	2%	7%	2012	680	590	1270
						2013	680	XX	XX
Balance Sheet						2014	680	XX	XX
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010
Cash**	$610	$471	$671	$900	$438	*** Fab 3 expansion dependent on 2013-14 step reduction plan
Depreciation	$30.3	$28.0	$25.7	$26.5	$26.4
DSO	57	61	69	37	44
Inv Days	63	72	123	42	60
Headcount	5,266	5,279	5,261	5,150	5,570

Manufacturing Metrics
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010

Grams / Watt	5.5	5.8	5.5	5.7	5.3
MW Produced	272.3	205	184	158.7	152.1
**Cash includes Cash, Cash Equivilents, Restricted Cash and Investments
** This supplementary information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements, which do not represent historical facts, include statements regarding (a) expected GAAP and Non-GAAP revenue, margins and eps,(b) expected MW recognized and (c) expected ramp up of manufacturing capacity. Such forward-looking statements are based on information available to the company as of the date of this presentation and involve a number of risks and uncertainties, some beyond the company's control that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties described in the company's investor presentation of November 4, 2011, earnings and release dated November 4, 2011, Annual Report for the year ended January 3, 2011, quarterly report for the quarter ended July 3,2011 and other filings with the Securities and Exchange Commission. These forward-looking relied statements should not be upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.